UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2023

HILLSTREAM BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1200 Route 22 East, Suite 2000

Bridgewater, NJ 08807

(Address of principal executive offices, including zip code)

(908) 955-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	HILS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 14, 2023, Mayer Hoffman McCann P.C. (“MHM”), the independent registered public accounting firm of Hillstream BioPharma, Inc. (the “Company”), provided the Company notice of its resignation as the Company’s independent registered public accounting firm effective as of the earlier of: (i) the date the Company appoints a new independent registered public accounting firm; (ii) the date the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 is filed with the Securities and Exchange Commission (“SEC”); and (iii) August 19, 2023.

MHM audited the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021.

The audit reports of MHM on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that MHM’s report on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2022 contained an explanatory paragraph as to the Company’s ability to continue as a going concern. Furthermore, as previously reported in the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2023, which disclosure is incorporated herein by reference, the Company, after discussion with its audit committee concluded that its previously issued audited financial statements for the year ended December 31, 2022 and unaudited financial statements for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 should be restated and no longer be relied upon. Moreover, as further described in the Company’s periodic reports filed with the SEC, during the years ended December 31, 2022 and 2021, the Company has identified material weaknesses relating to (i) vendor invoices, (ii) lack of control(s) to review the completeness and accuracy of contracts with a financial reporting implication and the timely communication of the terms and conditions to the financial reporting function; (iii) lack of segregation of duties; and (iv) the Company lacking sufficient appropriate accounting and reporting knowledge to effectively perform review controls surrounding technical accounting matters.

During the Company’s fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through June 14, 2023 there were no disagreements between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM would have caused MHM to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. Except as set forth herein, there were no reportable events (as described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K) during the Company’s fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through June 14, 2023.

The Company provided MHM with a copy of this Current Report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the SEC and requested that MHM furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from MHM is filed as Exhibit 16.1 hereto.

The Company is committed to continue conducting a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Mayer Hoffman McCann P.C. dated June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2023	Hillstream BioPharma, Inc.

/s/ Randy Milby
Randy Milby
Chief Executive Officer

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